WHEN RECORDED RETURN TO:

Private Capital Group, Inc.

486 West 50th North
American Fork, Utah  84003

Space Above for Recorder’s Use

FIRST AMENDMENT TO DEED OF TRUST, ASSIGNMENT OF RENTS AND LEASES, SECURITY AGREEMENT AND FINANCING STATEMENT

(Interline – file in Niobrara County, Wyoming)

THIS FIRST AMENDMENT TO DEED OF TRUST, ASSIGNMENT OF RENTS AND LEASES, SECURITY AGREEMENT AND FINANCING STATEMENT (“Amendment”) is made and entered into as of the 29th day of April 2008, by and between INTERLINE RESOURCES CORPORATION, a Utah corporation, whose address for notice is 160 West Canyon Crest, Alpine, Utah  84004 (“Grantor”) and PRIVATE CAPITAL GROUP, INC., a Utah corporation, serving as agent for Participants, whose address for notice is 486 West 50th North, American Fork, Utah  84003, as “Grantee,” beneficiary, assignee and secured party (together with successors and assigns “Lender” or “Grantee”), for the purpose of amending in part the Deed of Trust, Assignment of Rents and Leases, Security Agreement and Financing Statement (the “Original Deed of Trust”) dated as of September 7, 2007 by and between Grantor and Lender for the purpose of securing a loan from Lender to NORTHCUT REFINING LLC, a Wyoming, limited liability company (“Borrower”).  The Deed of Trust was recorded with the Niobrara County, Wyoming Recorder on September 20, 2007, as Entry No. 396883, in Book 434, at page 0084, of the Official Records of the Niobrara County, Wyoming Clerk and Recorder’s office.

FOR GOOD AND VALUABLE CONSIDERATION, Guarantor, Lender and Borrower agree that the Deed of Trust is hereby amended as follows:

1.

Defined Terms.  Except as otherwise specifically provided in this Amendment, all capitalized terms used in this Amendment shall have the meaning assigned to such terms in the Original Deed of Trust, as amended by this Amendment.

2.

Increase in Principal Secured.  Section 1.1 titled “Principal Secured” is deleted and the following sections substituted:

Section 1.1

Principal Secured.  This Deed of Trust secures the aggregate principal amount of Twelve Million Seven Hundred Thousand Dollars ($12,700,000) plus such additional amounts as Lender may from time to time advance pursuant to the terms and conditions of this Deed of Trust for advances for the protection of the lien of this Deed of Trust, together with interest thereon.

3.

Increase in Amount of Secured Obligations.  The definition of the word “Promissory Note” in Section 1.2, “Definitions”, is deleted and the following definition is substituted as of the date of this Amendment.

“Amended Promissory Note” means that Amended Promissory Note dated on or about the date hereof, which amends the original Promissory Note to increase the amount payable to the order of Lender from the original principal face amount of Eleven Million Five Hundred Thousand Dollars ($11,500,000) to Twelve Million Seven Hundred Thousand Dollars ($12,700,000) bearing interest as provided in the Promissory Note, as amended, contained in provision for among other things payment of interest and attorneys’ fees.

Additionally, wherever in the original Deed of Trust it mentions the Promissory Note those words will be amended as of the date hereof to include the words “Amended Promissory Note.”

4.

Ratification.  Grantor, Lender and Borrower expressly acknowledge and agree that, except as expressly set forth herein, this Amendment shall not alter, amend, modify or otherwise affect the terms, provisions and conditions of the Loan Documents, and Grantor, Lender and Borrower hereby ratify, confirm and agree that the Loan Documents and all liens, security interests, assignments, powers, indemnities, waivers and other rights created for Lender’s benefit thereunder, including, without limitation, the lien created by the original Deed of Trust, as amended by this Amendment, shall continue to secure, in the same manner, in the same priority and to the same extent set forth therein, the payment and performance of Trustor’s Obligations, and all of same are hereby renewed, extended, carried forward, ratified and confirmed and shall be deemed for all purposes in full force and effect.

5.

No Waiver.  Grantor, Lender and Borrower acknowledge and agree that the execution and/or acceptance of this Amendment by Grantor and Borrower shall not be deemed or construed as a (a) novation or an accord and satisfaction of any of Grantor’s or Borrower’s duties, obligations and liabilities contained in the Loan Documents, as amended; (b) waiver, modification, restriction or limitation of any and all of Grantor’s and Lender’s rights and benefits arising under the Loan Documents by operation of law, or otherwise, to demand full, complete and strict performance of the duties, obligations and liabilities contained in the Loan Documents, as amended; or (c)  Lender shall be under no obligation, to grant Grantor or Borrower any future or further modification, renewal, extension and/or amendment to the original Deed of Trust, as amended hereby or any or all of the other Loan Documents, except as expressly provided therein.

6.

Counterparts.  This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts with the same effect as if the signature thereto and hereto were upon the same instrument, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

7.

Binding Effect.  This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors and assigns.

8.

Severability.  Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction or court shall, as to such jurisdiction or court, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction or court shall not invalidate or render unenforceable such provision in any other jurisdiction or court.

9.

Entire Agreement.  This Amendment and the Loan Documents as amended in writing and signed by the parties represent the entire agreement of the parties with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by any party relative to subject matter hereof not expressly set forth or referred to herein or therein.

10.

Further Amendment.  Neither this Amendment nor any terms hereof may be amended, supplemented or modified except by a written instrument executed by the parties.  This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

11.

Authority.  Each of the parties hereto, and the respective representatives thereof executing this Amendment on their respective behalves, represents that such representative has full power, authority and legal right to execute and deliver this Amendment and that the same constitutes a valid and binding obligation of such party.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment the day and year first above written.

GRANTOR:

INTERLINE RESOURCES CORPORATION, a Utah corporation

________________________________________

By:

Title:

LENDER:

PRIVATE CAPITAL GROUP, INC., a Utah corporation

By:

Print Name:

Title:

BORROWER:

NORTHCUT REFINING LLC, a Wyoming limited liability company

By:

Print Name:

Title:

STATE OF UTAH

)

:  ss.

County of ______________

)

The foregoing instrument was acknowledged before me this _____ day of ______________, 2008, by __________________________________, the _____________________ of INTERLINE RESOURCES CORPORATION, a Utah corporation.

NOTARY PUBLIC

Residing at:

My Commission Expires:

____________________

STATE OF UTAH

)

:  ss.

County of ______________

)

The foregoing instrument was acknowledged before me this _____ day of ______________, 2008, by __________________________________, the _____________________ of PRIVATE CAPITAL GROUP, INC., a Utah corporation.

NOTARY PUBLIC

Residing at:

My Commission Expires:

____________________

STATE OF UTAH

)

:  ss.

County of ______________

)

The foregoing instrument was acknowledged before me this _____ day of ______________, 2008, by __________________________________, the _____________________ of NORTHCUT REFINING LLC, a Wyoming limited liability company.

NOTARY PUBLIC

Residing at:

My Commission Expires:

____________________